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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                         1934

          Date of Report (Date of earliest event reported)  December 23, 1993


                          PETROLEUM HEAT AND POWER CO., INC.


                (Exact name of registrant as specified in its charter)


                 Minnesota                                   2-88526
(State or other jurisdiction of incorporation)        (Commission File No.)



          Clearwater House
          2187 Atlantic Street
          Stamford, Connecticut                           06902
(Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code  (203) 325-5400




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          Item 1.  Change in Control of Registrant.
                                         None

          Item 2.  Acquisition Or Disposition of Assets.

               On December 23, 1993, Petroleum Heat and Power Co., Inc. (the "Company") invested $16 million in Star Gas Corporation ("Star Gas"), a Delaware corporation engaged in the retail distribution of propane. Star Gas is the tenth largest retail distributor of propane in the United States with operations in the Midwest, Southeast and Northeast, selling approximately 100 million gallons of retail propane annually.

               The   Company's   investment   was   part  of   an   overall
          restructuring of the debt and equity of Star Gas, whereby approximately $27 million of new cash equity was invested into Star Gas by the Company, Star Gas Holdings, Inc. ("Holdings") and First Reserve Secured Energy Assets Fund, L.P., American Gas & Oil Investors, AmGo II, AmGo III and FRC Star Gas, Inc. (the "Other Investors") pursuant to a Purchase Agreement dated as of December 21, 1993. The Company's investment of $16 million, $2 million of which was invested through Holdings, is in the form of Series A 8% Cumulative Convertible Preferred Stock of Star Gas, which stock is convertible into approximately 29.5% of Star Gas' equity as of the closing (which percentage is expected to increase to approximately 36.7% without any further investment by the Company, after completion of the reorganization of Star Gas over the next two years). The Company's $16 million investment was funded with working capital of the Company.

               Star Gas has granted to the Company an option to purchase an additional 10% of Star Gas' equity for cash. Further, the Other Investors and The Prudential Insurance Company of America ("Prudential"), an additional investor in Star Gas, have granted to the Company the right to purchase, for either cash or the Company's common stock, at the Company's discretion, Star Gas' remaining equity held by them, which option is exercisable for the period beginning on the date on which Star Gas' audited financial statements for the fiscal year ending September 30, 1994 are first delivered to the Company and ending December 31, 1998. In addition, the Other Investors and Prudential each have an option to require the Company to purchase all of the Star Gas equity held by them, which option is exercisable beginning January 1, 1999 (or upon a change of control of the Company).

               The Company has entered into a Shareholders' Agreement with the Other Investors and Prudential, which provides that the Company is entitled to nominate for election up to three persons to serve as a director of Star Gas, Holdings is entitled to nominate up to two persons, and the Other Investors (as a group) and Prudential together are entitled to nominate for election up to a total of three persons. Further, the parties to the



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          Shareholders' Agreement  have agreed to  fill any vacancy  on the
          Board of Directors of Star Gas by the election of a person designated by the shareholders of the category of shareholders entitled to fill such vacancy.

               The Company will manage Star Gas' business under a Management Services Agreement which provides for an annual fee of $500,000 and an annual bonus payable in Star Gas common stock equal to 5% of the increase in Star Gas' net income before interest, taxes and annual depreciation and amortization ("EBITDA"), over the year-end September 30, 1993. Star Gas also shall reimburse the Company for its expenses and the cost of certain Company personnel.

          Item 3.  Bankruptcy Or Receivership.
                                         None

          Item 4.  Changes in Registrant's Certifying Accountant.

                                         None

          Item 5.  Other Events.

                                         None

          Item 6.  Resignation of Registrant's Directors.

                                         None

          Item 7.  Financial Statements and Exhibits.

               (a)-(b) It is impracticable for the Company at this time to file the audited financial statements of Star Gas, as well as the pro forma financial information required relative to the Star Gas business. Such financial statements shall be provided to the Securities and Exchange Commission as soon as they become available, in any event no later than sixty days from the date hereof.

               (c)  The following documents are filed herewith as exhibits:

                (1) Purchase Agreement, dated as of December 21, 1993,
                    among Star Gas Holdings, Inc., First Reserve Secured Energy Assets Fund, L.P. American Gas & Oil Investors, AmGo II, AmGo III, FRC Star Gas, Inc., Star Gas and the Company.

                (2) Option from  Star  Gas  to  the Company,  dated  as  of
                    December 21, 1993.




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                (3) Shareholder Put/Call  Agreement, dated as  of December
                    21, 1993, among the Company, the Other Investors and Prudential.

                (4) Shareholders' Agreement, dated as of December 21, 1993, among the Company, the Other Investors and Prudential.

                (5) Management Services Agreement, dated as of December 21,
                    1993, between the Company and Star Gas.


          Item 8.  Changes in Fiscal Year.
                                         None








































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                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PETROLEUM HEAT AND POWER CO., INC.



                                            /s/ Irik P. Sevin
                                   ----------------------------------------
                                   Name:     Irik P. Sevin
                                   Title:     President,  Chairman  of  the
                                              Board and Chief Financial and
                                              Accounting Officer and Director
          Date: January 4, 1994


































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                                       EXHIBITS

          Exhibit No.     Exhibit                                     Page
          -----------     -------                                     ----


          1. Purchase Agreement, dated as of December 21, 1993, among Star Gas Holdings, Inc., First Reserve Secured Energy Assets Fund, L.P. American Gas & Oil Investors, AmGo II, AmGo III, FRC Star Gas, Inc., Star Gas and the Company.

          2. Option from Star Gas to the Company, dated as of December 21, 1993.

          3.        Shareholder Put/Call Agreement, dated as of
                    December 21, 1993, among the Company, the Other Investors and Prudential.

          4. Shareholders' Agreement, dated as of December 21, 1993, among the Company, the Other Investors and Prudential.

          5.        Management Services Agreement, dated as of
                    December 21, 1993, between the Company and Star
                    Gas.